                                                                   Exhibit 10.15

                              AUTOTOTE CORPORATION

                           1992 EQUITY INCENTIVE PLAN
                            As Amended and Restated
                        Effective as of October 31, 1997


1.        PURPOSE

          The purpose of this Equity Incentive Plan (the "Plan" ) is to advance the interests of Autotote Corporation (the "Company") by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's Class A Common Stock ("Stock").

          The Plan is intended to accomplish these goals by enabling the Company to grant awards ("Awards") in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Performance Awards, Loans or Supplement Grants, or combinations thereof, all as more fully described below.

2.        ADMINISTRATION

          The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would materially adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of
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Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Determinations and actions of the Board under the preceding sentence and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board to make adjustments under Section 7.3, Section 7.4 or Section 9.6.

          The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.


3.        EFFECTIVE DATE AND TERM OF PLAN

          The Plan became effective on February 18, 1993.

          No Award may be granted under the Plan after December 17, 2002 (the "Term of the Plan"), but Awards previously granted may extend beyond that date.

4.        SHARES SUBJECT TO THE PLAN

          Subject to the adjustment as provided in Section 9.6 below, the aggregate number of shares of Stock, that may be delivered under the Plan will be 3,000,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

          Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.
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5.        ELIGIBILITY AND PARTICIPATION

          Those eligible to receive Awards under the Plan ("Participants") will be employees of the Company and its subsidiaries ("Employees") and such other persons included in the term "employee", as defined in General Instruction A(1)(a) to Form S-8, including persons who are serving as directors of the Company ("Non-Employee Directors"), if such person (other than Non-Employee Directors) is determined, in the opinion of the Board, to be in a position to make a significant contribution to the success of the Company or its subsidiaries. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.        TYPES OF AWARDS

          6.1. Options.
               -------

               (a)  Nature of Options.  An Option is an Award entitling the
                    -----------------
     recipient on exercise thereof to purchase Stock at a specified exercise price.

               Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being, hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded only to Employees.

               (b)  Exercise Price.  The exercise price of an Option will be
                    --------------
     determined by the Board subject to the following:

                    (i) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the
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               total combined voting power of all classes of stock of the
               Company or of any of its subsidiaries.

                   (ii) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

                  (iii) The Board may reduce the exercise price of an Option (other than a Non-Employee Director Option) at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

               (c)  Duration of Options.  The latest date on which an Option
                    -------------------
     may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

               (d)  Exercise of Options.  An Option will become exercisable at
                    -------------------
     such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of such an Option may be exercised.

               Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Board and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

               (e)  Payment for Stock.  Stock purchased on exercise of an Option
                    -----------------
     must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with Guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing such Option, (i) through the delivery of shares of Stock which, if acquired pursuant to exercise of an Option, have been outstanding for at least six months and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the possible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's promissory note.

               (f)  Discretionary Payments.  If the market price of shares of
                    ----------------------
     Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid.


     6.2. Stock Appreciation Rights.
          -------------------------

               (a)  Nature of Stock Appreciation Rights.  A Stock Appreciation
                    -----------------------------------
     Right is an Award entitling the recipient on exercise of the Right to receive, an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in Stock value.

               In general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. However, the Board may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Board to take into account the performance of the Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Board may also grant Stock Appreciation Rights that provide, that following a Change in Control of the

     Company, as defined below, the holder of such Right will be entitled to receive, with respect to each share of Stock subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such Change in Control over the fair market value of a share of Stock on the date the Right was granted. "Change in Control" shall mean the occurrence of any of the following: (i) When any "person" as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d) and 14(d) thereof including a "group" as defined in Section 13(d) of the 1934 Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing at least 40 percent (or such greater percentage as the Board may specify in any grant of Stock Appreciation Rights) of the combined voting power of the Company's then outstanding securities; or (ii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

               (b)  Grant of Stock Appreciation Rights.  Stock Appreciation
                    ----------------------------------
     Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

               (c)  Rules Applicable to Tandem Awards.  When Stock Appreciation
                    ---------------------------------
      Rights are granted in tandem with Options, the following will apply:

                    (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

                   (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

                 (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

                  (iv) The Stock Appreciation Right will be transferable only with the related Option.

                   (v) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

               (d)  Exercise of Independent Stock Appreciation Rights.  A Stock
                    -------------------------------------------------
     Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

               Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

     6.3.  Restricted and Unrestricted Stock.
           ---------------------------------

               (a)  Nature of Restricted Stock Award.  A Restricted Stock Award
                    --------------------------------
     entitles the recipient to acquire, for a purchase price equal to par value, if required under applicable law, shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

               (b)  Acceptance of Award.  A Participant who is granted a
                    -------------------
     Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

               (c)  Rights as a Stockholder.  A Participant who receives
                    -----------------------
     Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of Restricted Stock may be kept in the possession of the Participant prior to the lapse of restrictions on such shares.

               (d)  Restrictions.  Except as otherwise specifically provided by
                    ------------
     the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined at Section 7.2(a) below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

               (e)  Notice of election.  Any Participant making an election
                    ------------------
     under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

               (f)  Other Awards Settled with Restricted Stock.  The Board may,
                    ------------------------------------------
     provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

               (g)  Unrestricted Stock.  The Board may, in its sole discretion,
                    ------------------
     approve the sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value, if required by applicable law, of the Stock.

               (h) Notwithstanding the foregoing, the terms of Restricted Stock granted to Non-Employee Directors under Section 8 ("Non-Employee Director Restricted Stock") shall be as set forth in that Section.

     6.4.      Performance Awards; Performance Goals.
               -------------------------------------

               (a)  Nature of Performance Awards.  A Performance Award entitles
                    ----------------------------
     the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Board) following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

               (b)  Other Awards Subject to Performance Condition.  The Board
                    ---------------------------------------------
     may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

     6.5.      Loans and Supplemental Grants.
               -----------------------------

               (a)  Loans.  The Company may make a loan to a Participant
                    -----
     ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

               (b)  Supplemental Grants.  In connection with any Award, the
                    -------------------
     Board may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

     6.6.  Other Stock-Based Awards.
           ------------------------

     The Board may authorize other types of stock-based awards which the Board may grant to such Participants, and in such amounts and subject to such terms and conditions, as the Board shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Stock to Participants,or payment in cash or otherwise of amounts based on the value of shares of Stock.


7.   EVENTS AFFECTING CERTAIN OUTSTANDING AWARDS

     7.1.  Death.
           -----

               If a Participant dies, the following will apply to Awards other than Non-Employee Director Restricted Stock:

               (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

               (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

               (c) Any payment or benefit under a Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

     7.2.  Termination of Service (Other Than By Death).
           --------------------------------------------

     If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply to Awards other than Non-Employee Director Restricted
Stock:

           (a) Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

           (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

           (c) Any payment or benefit under a Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Board.

     7.3.  Acquisition Transactions.
           ------------------------

     Notwithstanding any other provision of the Plan or of any Award to the contrary (other than Section 9.10), in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert or in the event of the sale or transfer of substantially all the Company's assets (an "acquisition transaction"), all outstanding Awards will terminate as of the effective date of the acquisition transaction, and the following will apply:

           (a) Each outstanding Option and Stock Appreciation Right will become exercisable in full 10 days prior to the anticipated effective date of the proposed acquisition transaction unless otherwise expressly provided at the time of grant.

           (b) Each outstanding share of Restricted Stock (including Non-Employee Director Restricted Stock) will become free of all restrictions and conditions 10 days prior to the anticipated effective date of the proposed acquisition transaction.

           (c) Conditions on Performance Awards and Supplemental Grants which relate only to the passage of time and continued employment will be removed 10 days prior to the anticipated effective date of the proposed acquisition transaction. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) will continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Board.

           (d) The Board may, in its sole discretion, prior to the effective date of the acquisition transaction, forgive all or any portion of the principal of or interest on a Loan.

     7.4.  Dissolution or Liquidation Transactions.
           ---------------------------------------

     In the event of a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Awards (including Non-Employee Director Restricted Stock) will terminate as of the effective date of the covered transaction, and the following rules shall apply:

           (a) Subject to paragraph (b) below, the Board may in its sole discretion, prior to the effective date of the covered transaction, (1) make each outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from each outstanding share of Restricted Stock (including Non-Employee Director Restricted Stock), (3) cause the Company to make any payment and provide any benefit under each outstanding Performance Award and Supplemental Grant and (4) forgive all or any portion of the principal of or interest on a Loan.

           (b) If an outstanding Award is subject to performance or other conditions (other than conditions relating only to the passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions. If it does not do so, however, such Award will terminate as of the date of the covered transaction notwithstanding paragraph (a) above.

8.   CERTAIN AWARDS TO NON-EMPLOYEE DIRECTORS

     8.1.  Automatic Grants of Non-Employee Director Restricted Stock.
           ----------------------------------------------------------

           (a)   Grants of Non-Employee Director Restricted Stock.  The grants
                 ------------------------------------------------
     of Awards of Non-Employee Director Restricted Stock under this Section 8 shall be as follows:

                 (i) On November 1, 1997 and on each anniversary of November 1, 1997 through and including November 1, 2000, in addition to shares of Non-Employee Director Restricted Stock granted pursuant to sections 8.1(a)(ii) or (iii), each Non-Employee Director shall be granted an Award of 10,000 shares of Non-Employee Director Restricted Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8. With respect to any individual who becomes a Non-Employee Director after November 1, 1997 (provided such individual has not previously received a grant pursuant to the first sentence of this Section 8.1(a)(i)), such individual shall be granted as of the date of his election or appointment as a Non-Employee Director an Award of 10,000 shares of Non-Employee Director Restricted Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8.

                 (ii) With respect to any Non-Employee Director who becomes a Vice Chairman of the Board after March 1, 1997 (provided such individual has not previously received a grant pursuant to the first clause of this Section 8.1(a)(ii)), such individual shall be granted as of the date of his election or appointment as Vice Chairman an Award of 15,000 shares of Non-Employee Director Restricted Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8.

                 (iii) With respect to any Non-Employee Director who becomes the Chairman of the Executive Committee after March 1, 1997 (provided such individual has not previously received a grant pursuant to the first clause of this Section 8.1(a)(iii)), such individual shall be granted as of the date of his election or appointment as the Chairman an Award of 55,000 shares of Non-Employee Director Restricted Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8.

                 (iv) If on any date when Non-Employee Director Restricted Stock is to be granted pursuant to Section 8.1(a)(i), (ii) or (iii), the total number of shares of Stock as to which Non-Employee Director Restricted Stock is to be granted exceeds the number of shares of Stock remaining available under the Plan, there shall be a pro rata reduction in the number of shares of Stock as to which each Non-Employee Director is granted on such day.

     8.2.  Certain Terms of Non-Employee Director Restricted Stock.
           -------------------------------------------------------

           (a)   Nature of Restricted Stock Award.  A Non-Employee Director
                 --------------------------------
     Restricted Stock Award entitles the recipient to acquire, for a purchase price equal to par value, if required by applicable law, shares of Stock subject to the restrictions described in paragraph (d) below ("Non-Employee Director Restricted Stock").

           (b)   Acceptance of Award.  A Participant who is granted a
                 -------------------
     Non-Employee Director Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

           (c)   Rights as a Stockholder.  A Participant who receives
                 -----------------------
     Non-Employee Director Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of

     Non-Employee Director Restricted Stock may be kept in the possession of the Participant prior to the lapse of restrictions on such shares.

           (d)   Restrictions.  Except as otherwise specifically provided
                 ------------
     herein, Non-Employee Director Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to serve as a director of the Company for any reason other than death, Disability, retirement at or after age 65, or upon failure to be renominated or reelected to the Board of Directors, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions shall lapse on one-third of the shares of Non-Employee Director Restricted Stock granted under the Plan (rounded to the nearest whole number of shares) (i.e., Non-Employee Director Restricted Stock will "vest") at the close of business on the day before each of the first, second and third anniversaries of the date of grant, provided that such restrictions shall lapse on an accelerated basis as to all shares of Non-Employee Director Restricted Stock at the time the Participant ceases to serve as a director due to death, Disability (as defined below), retirement at or after age 65, upon the failure to be renominated or reelected to the Board of Directors, or in the circumstances specified in Sections 7.3 and 7.4 of the Plan. For purposes of the Plan, a Disability shall mean a physical or mental incapacity of long duration which, in the reasonable determination of the Board, renders the Participant unable to perform the duties of a director of the Company.

           (e)   Notice of election.  Any Participant making an election under
                 ------------------
     Section 83(b) of the Code with respect to Non-Employee Director Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

     8.3.  Prior Awards of Non-Employee Director Deferred Stock.
           ----------------------------------------------------
Notwithstanding any other provisions of the Plan, any outstanding Awards of deferred stock made to Non-Employee Directors under the Plan as in effect prior to its March 1, 1997 amendment and restatement shall remain in effect subject to the terms and conditions applicable to such Awards at the time such Awards were granted.

9.   GENERAL PROVISIONS

     9.1.  Documentation of Awards.
           -----------------------

     Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     9.2.  Rights as a Stockholder, Dividend Equivalents.
           ---------------------------------------------

     Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     9.3.  Conditions on Delivery of Stock.
           -------------------------------

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     9.4.  Tax Withholding.
           ---------------

     As a condition to the receipt of any shares of Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company may require that the Participant remit to the Company or the Company may withhold from any cash payment made to the Participant an amount sufficient to satisfy all federal. state and local withholding tax requirements (the "withholding requirements").

     In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

     If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     9.5.  Nontransferability of Awards.
           ----------------------------

     No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

     9.6.  Adjustments in the Event of Certain Transactions.
           ------------------------------------------------

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

     (b) In any event referred to in paragraph (a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, including the number and kind to be automatically granted as Non-Employee Director Deferred Stock under Section 8.1, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan. Adjustments relating to Non-Employee Director Deferred Stock shall be made solely to preserve, without increasing, the value of such Awards, to prevent dilution or enlargement of Participants rights, and shall in any case be subject to Section 9.10.

     9.7.  Employment Rights, Etc.
           -----------------------

     Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time.

Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

     9.8.  Deferral of Payments.
           --------------------

     The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

     9.9.  Past Services as Consideration.
           ------------------------------

     Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock, the Board may determine that such price has been satisfied by past services rendered by the Participant.

     9.10. Compliance with Certain 1934 Act Rules.
           --------------------------------------

     It is the intent of the Company that any grant of Awards to and other transactions by a Participant who is subject to Section 16 of the 1934 Act comply in all respects with applicable provisions of Rule 16b-3 under the 1934 Act. Accordingly, if any action pursuant to this Plan or any Award agreement may not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such action will be taken so as to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under
Section 16(b).

10.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock will be issued to Employees or other persons eligible to participate in the Plan.

     The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Code and to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act.

11.  GOVERNING LAW.

     All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.